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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) - May 8, 2003
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                         Commission File Number 0-23320
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                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


                 Ohio                                   34-1245650
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     (State or other  jurisdiction of                (I.R.S. Employer
      incorporation or organization)               Identification Number)


     5096 Richmond Road, Bedford Heights, Ohio                44146
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     (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (216) 292-3800
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         EXHIBIT NO.
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         99.3              Press release dated May 8, 2003


ITEM 9.  REGULATION FD DISCLOSURE

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

On May 8, 2003, Olympic Steel, Inc. (the Company), issued a press release reporting its results of operations for first quarter 2003. A copy of the press release dated May 8, 2003 is attached hereto as Exhibit No. 99.3.
















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OLYMPIC STEEL, INC.

Date:  May 8, 2003                    By:    /s/  RICHARD T. MARABITO
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                                             Richard T. Marabito
                                             Chief Financial Officer
                                             (Principal Accounting Officer)
























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